Exhibit 99.1

® ® LEONARD S. SCHLEIFER MD, P h D PRESIDENT & CEO GEORGE D. YANCOPOULOS MD, P h D PRESIDENT & CSO JP MORGAN 2020 JANUARY 13 TH

® 2 NOTE REGARDING FORWARD - LOOKING STATEMENTS AND NON - GAAP FINANCIAL MEASURES This presentation includes forward - looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc . (“Regeneron” or the “Company”), and actual events or results may differ materially from these forward - looking statements . Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward - looking statements, although not all forward - looking statements contain these identifying words . These statements concern, and these risks and uncertainties include, among others, the nature, timing, and possible success and therapeutic applications of products marketed by Regeneron and/or its collaborators (collectively, “Regeneron’s Products”) and Regeneron’s product candidates and research and clinical programs now underway or planned, including without limitation EYLEA® (aflibercept) Injection, Dupixent® ( dupilumab ), Libtayo ® (cemiplimab), Praluent ® (alirocumab), Kevzara ® ( sarilumab ), fasinumab , evinacumab , garetosmab , pozelimab , Regeneron’s immuno - oncology programs (including its costimulatory bispecific portfolio), Regeneron’s earlier - stage product candidates, and the use of human genetics in Regeneron’s research programs ; the extent to which the results from Regeneron’s research programs or preclinical testing may lead to advancement of product candidates to clinical trials or therapeutic applications ; unforeseen safety issues resulting from the administration of Regeneron’s Products and product candidates in patients, including serious complications or side effects in connection with the use of Regeneron’s product candidates in clinical trials ; the likelihood and timing of possible regulatory approval and commercial launch of Regeneron’s late - stage product candidates and new indications for Regeneron’s Products including without limitation EYLEA, Dupixent, Libtayo , Praluent , Kevzara , fasinumab , evinacumab , REGN - EB 3 , garetosmab , pozelimab , and REGN 1979 ; the likelihood and timing of achieving any of the anticipated milestones described in this presentation ; the extent to which the results from the research and development programs conducted by Regeneron or its collaborators may be replicated in other studies and lead to therapeutic applications ; ongoing regulatory obligations and oversight impacting Regeneron’s Products (such as EYLEA, Dupixent, Libtayo , Praluent , and Kevzara ), research and clinical programs, and business, including those relating to patient privacy ; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron’s ability to continue to develop or commercialize Regeneron’s Products and product candidates ; competing drugs and product candidates that may be superior to Regeneron’s Products and product candidates ; uncertainty of market acceptance and commercial success of Regeneron’s Products and product candidates and the impact of studies (whether conducted by Regeneron or others and whether mandated or voluntary) on the commercial success of Regeneron’s Products and product candidates ; the availability and extent of reimbursement of Regeneron’s Products from third - party payers, including private payer healthcare and insurance programs, health maintenance organizations, pharmacy benefit management companies, and government programs such as Medicare and Medicaid ; coverage and reimbursement determinations by such payers and new policies and procedures adopted by such payers ; the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates ; the ability of Regeneron’s collaborators, suppliers, or other third parties (as applicable) to perform manufacturing, filling, finishing, packaging, labeling, distribution, and other steps related to Regeneron’s Products and product candidates ; unanticipated expenses ; the costs of developing, producing, and selling products ; the ability of Regeneron to meet any of its sales or other financial projections or guidance and changes to the assumptions underlying those projections or guidance ; risks associated with intellectual property of other parties and pending or future litigation relating thereto (including without limitation the patent litigation and other related proceedings relating to Dupixent and Praluent ), other litigation and other proceedings and government investigations relating to the Company and/or its operations, the ultimate outcome of any such proceedings and investigations, and the impact any of the foregoing may have on Regeneron’s business, prospects, operating results, and financial condition ; and the potential for any license or collaboration agreement, including Regeneron’s agreements with Sanofi, Bayer, and Teva Pharmaceutical Industries Ltd . (or their respective affiliated companies, as applicable), to be cancelled or terminated without any further product success . A more complete description of these and other material risks can be found in Regeneron’s filings with the U . S . Securities and Exchange Commission, including its Form 10 - K for the fiscal year ended December 31 , 2018 and its Form 10 - Q for the quarterly period ended September 30 , 2019 including in each case in the section thereof captioned “Item 1 A . Risk Factors . ” Any forward - looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward - looking statements made by Regeneron . Regeneron does not undertake any obligation to update publicly any forward - looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise . This presentation uses non - GAAP net income per share, or non - GAAP EPS, which is a financial measure that is not calculated in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) . This and other non - GAAP financial measures are computed by excluding certain non - cash and other items from the related GAAP financial measure . Non - GAAP adjustments also include the income tax effect of reconciling items . The Company makes such adjustments for items the Company does not view as useful in evaluating its operating performance . For example, adjustments may be made for items that fluctuate from period to period based on factors that are not within the Company’s control, such as the Company’s stock price on the dates share - based grants are issued . Management uses non - GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis . Additionally, non - GAAP measures provide investors with an enhanced understanding of the financial performance of the Company’s core business operations or a perspective on how effectively the Company deploys capital . However, there are limitations in the use of non - GAAP financial measures as they exclude certain expenses that are recurring in nature . Furthermore, the Company’s non - GAAP financial measures may not be comparable with non - GAAP information provided by other companies . Any non - GAAP financial measure presented by Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP . A reconciliation of the Company's third quarter 2019 non - GAAP to GAAP net income per share is provided on slide 34 .

® 3 A DECADE OF INNOVATION, VALUE CREATION, AND TRANSFORMATION 2010 2020 * Includes products marketed by Regeneron and/or its collaborators, based on trailing 12 months ended Sep 30, 2019 † TSR from Jan 1, 2010 through Dec 31, 2019 >1450% Total Shareholder Return † Nasdaq Biotech Index +370% S&P 500 +256% 7 approved medicines* 18 novel candidates in clinical development ~$10Bn in net product sales of all Regeneron - invented products* ~8,000 employees Ideas realized…Even bigger ones coming 1 approved medicine 7 novel candidates in clinical development $18MM in net product sales ~1,000 employees Big ideas…

2019 AT A GLANCE

REGULATORY APPROVALS

- **EYLEA**: Diabetic Retinopathy (U.S.), pre-filled syringe (U.S.)
- **Dupixent**: Atopic Dermatitis in Adolescents (ages 12-17), Chronic Rhinosinusitis with Nasal Polyposis, Severe Asthma (EU)
- **Libtayo**: Cutaneous Squamous Cell Carcinoma (EU)

CLINICAL ADVANCES

- **Dupixent**: Completed Ph3 in Severe Atopic Dermatitis (ages 6-11)
- **Libtayo**: Ph3 interim ORR readout in Non-Small Cell Lung Cancer
- **REGN1979** (CD20xCD3): Data in Non-Hodgkin Lymphoma
- **REGN5458** (BCMAxCD3): Initial data in Multiple Myeloma
- **REGN-EB3**: Superior to ZMapp in preventing Ebola deaths

COMMERCIAL EXECUTION

- **EYLEA**: Global net product sales of ~$7.3Bn*; 4Q19 U.S. EYLEA net product sales grew 13% YoY to $1.22Bn†
- **Dupixent**: Global net sales annualizing at >$2.5Bn^
- **Libtayo**: #1 systemic treatment in CSCC in the U.S.
- **Antibody Collaboration with Sanofi**: Profitable in 2Q19; increased profitability in 3Q19

FINANCIAL EXECUTION

- **Revenue**: +19% growth 3Q19 YTD
- **Non-GAAP Diluted EPS#**: +7% 3Q19 YTD
- **Business Development**: ~$900MM in equity and upfronts
- **$1Bn Share Repurchase Program**

* As of 3Q19 trailing 12 month basis; Bayer records net product sales of EYLEA outside the U.S.
† Based on preliminary unaudited fiscal 2019 results; preliminary unaudited 4Q19 U.S. EYLEA net product sales of $1.22Bn
^ Based on 3Q19 global net product sales as reported by Sanofi
# See reconciliation of non-GAAP to GAAP net income per share on slide 34

REGENERON®
4

® REGENERON’S NEAR - TERM GROWTH DRIVERS DR – Diabetic Retinopathy; AD – Atopic Dermatitis; CRSwNP – Chronic Rhinosinusitis with Nasal Polyposis; HoFH – Homozygous familial hypercholesterolemia; FOP – Fibrodysplasia ossificans progressiva 5 • Execute in wet AMD and diabetic eye diseases • Maximize DR and pre - filled syringe launches • Explore high - dose formulation for less frequent dosing • Pursue gene therapy and other novel approaches EYLEA • Transform the treatment of Type 2 inflammatory diseases • Maximize launches in AD, asthma, and CRSwNP • Expand to pediatric AD and asthma patients • Execute expanded Ph3 development program Dupixent* Oncology • Realize potential for best - in - class immunotherapy treatments • Compete , Enhance , and Extend benefits of immunotherapy to broader patient populations Specialized growth opportunities: Garetosmab (Activin A) FOP Evinacumab (ANGPTL3) HoFH Pozelimab +/ - siRNA † (C5) C5 - mediated diseases Fasinumab (NGF) Osteoarthritis pain This slide contains investigational products not yet approved by regulatory authorities * In collaboration with Sanofi † In collaboration with Alnylam

® EYLEA ® : STRENGTHENING MARKET LEADERSHIP POSITION $0.98 $0.99 $1.02 $1.08 $1.07 $1.16 $1.19 $1.22 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 U.S. Net Product Sales, $Billion 6 U.S. EYLEA Net Product Sales* Y/Y Change 4Q19 $1.22Bn +13% 2019 $4.64Bn +14% * Based on preliminary unaudited fiscal 2019 results

® $117 $181 $220 $259 $303 $455 $508 $15 $28 $43 $60 $71 $103 $125 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 US ROW 7 DUPIXENT ® : STRONG EXECUTION ACROSS MULTIPLE INDICATIONS WEEKLY NEW TO BRAND ( NBRx ) † † Source: IQVIA National Source of Business 0 200 400 600 800 1,000 1,200 1,400 1,600 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Asthma Launch Adolescent AD Launch Branded AD DTC TV CRSwNP Launch * Sanofi records global net product sales of Dupixent Net Product Sales*, $Million AD – Atopic Dermatitis; CRSwNP – Chronic Rhinosinusitis with Nasal Polyposis

® $15 $27 $41 $48 $4 4Q18 1Q19 2Q19 3Q19 US ROW LIBTAYO ® : LEADING TREATMENT FOR ADVANCED CSCC IN U.S. Net Product Sales*, $Million * Sanofi records net product sales of Libtayo outside the U.S. 8 61% 42% 43% 41% 42% 38% 38% 35% 35% 35% 34% 32% 29% 15% 14% 13% 12% 11% 11% 9% 9% 9% 9% 8% 8% 8% 14% 25% 22% 21% 20% 20% 18% 17% 15% 15% 14% 13% 13% 9% 14% 13% 13% 11% 11% 12% 10% 9% 9% 8% 7% 7% 3% 7% 11% 15% 19% 22% 28% 31% 32% 35% 39% 41% Before Launch Oct'18 Nov'18 Dec'18 Jan'19 Feb'19 Mar'19 Apr'19 May'19 Jun'19 Jul'19 Aug'19 Sept'19 Advanced CSCC – Total Patient Share by Products † CSCC – Cutaneous Squamous Cell Carcinoma † Source: Updated IQVIA – Claims through Sep’19 Chemo EGFR Keytruda Opdivo PD - L1s Libtayo

® 9 2019 KEY ADVANCEMENTS IN ONCOLOGY PD - 1 • Libtayo became the #1 systemic treatment in CSCC • Released promising interim response data for Libtayo vs. chemotherapy in 1L NSCLC BISPECIFICS • Updated REGN1979 (CD20xCD3) data; potentially pivotal Phase 2 study initiated • Presented first - time REGN5458 (BCMAxCD3) data • Dosed first patient with REGN5678 (PSMAxCD28) costimulatory BiSpecific • Initiated clinical studies with additional BiSpecifics BUSINESS DEVELOPMENT • Initiated collaborations with Vyriad , Inc. and BioNTech SE • Advanced collaborations with bluebird bio Inc., Adicet Bio Inc., Replimune Group, Inc., and ISA Pharmaceuticals B.V. CSCC – Cutaneous Squamous Cell Carcinoma NSCLC – Non - Small Cell Lung Cancer

® 10 MAXIMIZING THE OPPORTUNITIES FOR OUR SCIENCE AND PRODUCT PORTFOLIO THROUGH TARGETED BUSINESS DEVELOPMENT COMPETE Partnering for global development and commercialization Collaborating with the Regeneron Genetics Center • Collaborations to build upon and leverage Regeneron’s technologies and deep biological expertise • In - licensing external technologies to enable and accelerate our internal discovery efforts • Global development and commercial partnerships with other leading biopharma companies • Broad strategic relationships with academia, medical centers, and governments 10 Advancing treatments for Ebola, flu, and emerging pathogens Leveraging our biology/genetics and proprietary technology platforms Expanding our therapeutic capabilities Enabling best - in - class IO regimens

MULTIPLE POTENTIAL REGULATORY SUBMISSIONS: 2020-2022+

2020	2021	2022+	
Evinacumab Homozygous Familial Hypercholesterolemia	**Fasinumab†** Osteoarthritis Pain	**REGN5458 (BCMAxCD3)*** Relapsed/Refractory Multiple Myeloma	**DUPIXENT*** Pediatric Atopic Dermatitis (6 mo-6 yr), Eosinophilic Esophagitis, Bullous Pemphigoid, Chronic Spontaneous Urticaria, Allergic Bronchopulmonary Aspergillosis, Chronic Obstructive Pulmonary Disease
REGN-EB3 Ebola Virus Infection	**LIBTAYO*** 2L Cervical Cancer	**Pozelimab** C5-mediated diseases	**PRALUENT** Pediatric HeFH
Garetosmab FOP (*to be discussed with regulators*)	**DUPIXENT*** Prurigo Nodularis	**High-Dose EYLEA** Wet AMD and DME	
LIBTAYO* Basal Cell Carcinoma	**DUPIXENT*** Pediatric Asthma (6-11 yr)		
PRALUENT Homozygous Familial Hypercholesterolemia	**REGN1979 (CD20xCD3)** B Cell NHL		
LIBTAYO* 1L Non-Small Cell Lung Cancer			

KEY

- New Molecule
- New Indication

REGENERON®

* In collaboration with Sanofi
† In collaboration with Teva and Mitsubishi Tanabe

This slide contains investigational products not yet approved by regulatory authorities

11

® 12 COMPETE • Regeneron is in the initial stages of commercial expansion outside of the United States • Exercising our co - commercialization rights for Dupixent outside the U.S. allows for a low risk expansion strategy • The expansion will enable Regeneron to independently commercialize drugs outside the U.S. and maximize the value of our pipeline EX - U.S. COMMERCIALIZATION EXPANSION

® 13 ANTIBODY AGREEMENT MODIFICATION • Improve profitability • Increase efficiency of Praluent and Kevzara operations • Simplify financial reporting Regeneron Benefits of Anticipated Changes to the Antibody Agreement (Transaction expected to be finalized in 1Q20) • Terms unchanged • Regeneron to have sole U.S. rights • Sanofi to have sole ex - U.S. rights; Regeneron to receive royalties on ex - U.S. net sales • Sanofi to have sole global rights • Regeneron to receive royalties on global net sales

® 14 • Significant accomplishments over the last decade have transformed Regeneron into a premier biopharmaceutical company • 2019 was a year of R&D innovation, commercial execution on core EYLEA, Dupixent, and Libtayo franchises and financial performance across the enterprise • Regeneron - Sanofi Antibody Collaboration profitability continues to improve o Collaboration enhances revenue and earnings diversification o Agreement modification leading to further profitability and leverage • Entering 2020 with momentum for continued long - term growth BUSINESS SUMMARY

® 15 GEORGE D. YANCOPOULOS MD, P h D PRESIDENT & CSO

REGENERON-INVENTED TECHNOLOGIES REPEATEDLY DELIVER IMPORTANT NEW THERAPEUTICS

TARGET DISCOVERY & VALIDATION
- Human & Mouse Genetics
  - *VelociGene®*
  - *VelociMouse®*

TURNKEY THERAPEUTICS: TRAPs & ANTIBODIES
- *TRAPs*
- *VelocImmune®*
- *VelociMab®*

2010-2020:	2020 +
EYLEA	REGN3500 (IL-33)
DUPIXENT	Garetosmab
PRALUENT	Evinacumab
LIBTAYO	REGN-EB3
	Others


TECH
DEVELOPMENT

CLINICAL DEVELOPMENT

MEDICINES

MANUFACTURING

REGENERON technologies *deliver repeated breakthroughs* by addressing limitations and bottlenecks in every step of the drug discovery

REGENERON

EHR = Electronic Health Records; PIG = Peptide-In-Groove

This slide contains investigational products not yet approved by regulatory authorities

16

REGENERON-INVENTED TECHNOLOGIES REPEATEDLY DELIVER IMPORTANT NEW THERAPEUTICS

TARGET DISCOVERY & VALIDATION
- Human & Mouse Genetics
  - *VelociGene®*
  - *VelociMouse®*

REGENERON® GENETICS CENTER
- *World leading human sequencing*
  - *....over 1MM humans sequenced*
  - *....linked to EHRs*
  - *....BIG DATA*


TECH
DEVELOPMENT

CLINICAL DEVELOPMENT

MEDICINES

MANUFACTURING

TURNKEY THERAPEUTICS: TRAPs & ANTIBODIES
- *TRAPs*
- *VelocImmune®*
- *VelociMab®*

2010-2020:	2020 +
EYLEA	REGN3500 (IL-33)
DUPIXENT	Garetosmab
PRALUENT	Evinacumab
LIBTAYO	REGN-EB3
	Others

NEW THERAPEUTICS APPROACHES:
BiSpecifics:
CD3, CoStims, PiGs
siRNA: with Alnylam
Cell & Viral Gene Therapy,
Others

REGENERON technologies *deliver repeated breakthroughs* by addressing limitations and bottlenecks in every step of the drug discovery

REGENERON®
EHR = Electronic Health Records; PIG = Peptide-In-Groove
This slide contains investigational products not yet approved by regulatory authorities
17

REGENERON APPROACHES CAN ADDRESS DIVERSE DISEASE CHALLENGES: FROM RECENT EXAMPLES… TO CANCER & BEYOND…

Garetosmab (anti-Activin A) for Fibrodysplasia Ossificans Progressiva (FOP)

- **Devastating orphan disease** in which muscles, tendons and ligaments are progressively replaced by bone
- Phase 2 study showed **~90% reduction** in formation of new lesions
- **Validates Regeneron hypothesis** that Activin-A drives progression



REGN-EB3 for Ebola

- **Ebola outbreak** in 2014 caused BARDA to ask for pharmaceutical companies to help
- Regeneron developed a **3-antibody cocktail**; ready for clinic in **just 6 months**
- In August 2019, PALM study stopped early as **REGN-EB3 was superior** to standard of care
- Ebola example demonstrates Regeneron's ability to **swiftly deliver important solutions for emerging epidemics**



Anti-Feld1 for Cat Allergy

- **Millions** of Americans suffer from **cat allergy**
- Approximately **half a million** Americans pursue laborious **allergy desensitization** with questionable efficacy
- **Anti-Feld1** markedly improved symptoms, and the responses lasted at least one month*
- Ongoing Ph2 study of benefits in cat allergen triggered asthma



*Orengo et al., Nat Commun. 2018 Apr 12;9(1):1421

REGENERON®
This slide contains investigational products not yet approved by regulatory authorities
18

REGENERON-DISCOVERED APPROVED AND INVESTIGATIONAL MEDICINES

Arcalyst (rilonacept) Injection for Subcutaneous Use | EYLEA (aflibercept) Injection For Intravitreal Injection | ZALTRAP (ziv-aflibercept) Injection for Intravenous Infusion | Praluent (alirocumab) Injection | DUPIXENT (dupilumab) Injection 200mg - 300mg | KEVZARA (sarilumab) injection 200 mg \| 150 mg | LIBTAYO (cemiplimab-rwlc) Injection 350 mg

PHASE 1

- Cemiplimab* *(PD-1)*
- REGN1979 *(CD20xCD3)*
- REGN5458* *(BCMAxCD3)*
- REGN5459* *(BCMAxCD3)*
- REGN4018* *(MUC16xCD3)*
- REGN5678 *(PSMAxCD28)*
- REGN5093 *(METxMET)*
- REGN4659 *(CTLA-4)*
- REGN3767 *(LAG-3)*
- REGN5713-5714-5715 *(Betv1)*

PHASE 2

- REGN4461 *(LEPR)*
- Pozelimab *(C5)*
- Garetosmab *(Activin-A)*
- Evinacumab *(ANGPTL3)*
- Cemiplimab* *(PD-1)*
- REGN1979 *(CD20xCD3)*
- REGN3500* *(IL-33)*
- Dupilumab* *(IL-4R)*
- Sarilumab* *(IL-6R)*
- REGN1908-1909 *(Feld1)*
- REGN5069 *(GFRα3)*
- Aflibercept *(VEGF Trap)*

PHASE 3

- Evinacumab *(ANGPTL3)*
- Alirocumab* *(PCSK9)*
- Cemiplimab* *(PD-1)*
- Dupilumab* *(IL-4R)*
- Sarilumab* *(IL-6R)*
- REGN-EB3 *(Ebola virus)*
- Fasinumab† *(NGF)*
- Aflibercept *(VEGF Trap)*

CARDIOVASCULAR/METABOLIC DISEASES | ONCOLOGY | IMMUNOLOGY & INFLAMMATORY DISEASES | INFECTIOUS DISEASES | PAIN | OPHTHALMOLOGY | RARE DISEASES

REGENERON

* In collaboration with Sanofi
† In collaboration with Teva and Mitsubishi Tanabe

This slide contains investigational products not yet approved by regulatory authorities

19

DUPIXENT®: REGENERON TECHNOLOGIES DELIVER BLOCKBUSTER WITH POTENTIAL TO TREAT MULTIPLE ALLERGIC DISEASES

For decades, Regeneron scientists worked with, and followed up, the seminal findings of Bill Paul (NIH) with the belief that IL-4 and IL-13 might be key mediators of Type 2 inflammatory/allergic diseases.

Regeneron utilized our VelociGene® and VelocImmune® technologies to validate target, and to invent Dupixent as a potential therapeutic.

Dupixent clinical trials prove that IL-4 and IL-13 are key drivers of multiple Type 2 inflammatory/allergic diseases, regardless of the tissue.


Chronic Rhinosinusitis with
Nasal Polyps
Eosinophilic Esophagitis
Asthma
Allergic Bronchopulmonary
Aspergillosis
Chronic Obstructive
Pulmonary Disease
Atopic Dermatitis
Bullous Pemphigoid
Prurigo Nodularis
Chronic Spontaneous
Urticaria

REGENERON®

This slide contains investigational indications not yet approved by regulatory authorities

20

DUPIXENT®: DELIVERING ON THE "PIPELINE IN A PRODUCT" PROMISE

US APPROVED INDICATIONS*	Moderate-to-Severe Atopic Dermatitis	✓ Approved in Adults and Adolescents (12+ years)
	Moderate-to-Severe Asthma	✓ Approved in Adults and Adolescents (12+ years)
	Chronic Rhinosinusitis with Nasal Polyps	✓ Approved in Adults
NEAR-TERM OPPORTUNITIES	Atopic Dermatitis in Pediatrics (6–11 years)	Regulatory package submitted at end of 2019
	Eosinophilic Esophagitis	Ph3 ongoing
	Chronic Obstructive Pulmonary Disease (COPD)	Ph3 ongoing
	Asthma in Pediatrics (6–11 years)	Ph3 ongoing
LONGER-TERM OPPORTUNITIES	Atopic Dermatitis in Pediatrics (6 months–5 years)	Ph2/3 ongoing
	Airborne Allergies	Ph2 in Grass Allergy completed
	Food Allergies	Ph2 in Peanut Allergy ongoing
	Additional Indications	Prurigo Nodularis (Ph3 initiated 4Q19), Chronic Spontaneous Urticaria (Ph3 initiated 4Q19), Bullous Pemphigoid, and other indications

REGENERON®

* In the EU, Dupixent is approved in three indications: moderate-to-severe Atopic Dermatitis, severe Asthma, and severe Chronic Rhinosinusitis with Nasal Polyps

This slide contains investigational indications not yet approved by regulatory authorities

21

® 22 ONCOLOGY STRATEGY: COMPETE , ENHANCE, EXTEND * As of 3Q19, trailing 12 month basis of sales data of approved PD - (L)1 agents COMPETE : Libtayo in tumors “responsive” to PD - 1 checkpoint inhibition (e.g., skin & NCSLC) • PD - (L)1 market: >$20Bn, +49% YoY growth* Patient Benefit Tumor Types COMPETE Oncology Opportunity

® ENHANCE 23 ONCOLOGY STRATEGY: COMPETE, ENHANCE , EXTEND COMPETE : Libtayo in tumors “responsive” to PD - 1 checkpoint inhibition (e.g., skin & NCSLC) • PD - (L)1 market: >$20Bn, +49% YoY growth* Patient Benefit Tumor Types COMPETE ENHANCE : Even for “responsive” tumors, more than half of patients do not respond to IO treatment • Studying addition of novel therapeutics to Libtayo to “ enhance ” responsiveness for these tumors Oncology Opportunity * As of 3Q19, trailing 12 month basis of sales data of approved PD - (L)1 agents

® ENHANCE 24 ONCOLOGY STRATEGY: COMPETE, ENHANCE, EXTEND COMPETE : Libtayo in tumors “responsive” to PD - 1 checkpoint inhibition (e.g., skin & NCSLC) • PD - (L)1 market: >$20Bn, +49% YoY growth* Patient Benefit Tumor Types COMPETE ENHANCE : Even for “responsive” tumors, more than half of patients do not respond to IO treatment • Studying addition of novel therapeutics to Libtayo to “ enhance ” responsiveness for these tumors EXTEND : For tumor settings with limited response to checkpoint inhibition • Novel therapeutics to “ extend ” responsiveness to these tumor settings – e.g., BiSpecifics EXTEND Oncology Opportunity * As of 3Q19, trailing 12 month basis of sales data of approved PD - (L)1 agents

REGENERON ONCOLOGY TOOLKIT LEVERAGES MULTIPLE PLATFORMS TO CREATE COMBINATORIAL FLEXIBILITY

VelocImmune® Antibodies
(e.g. checkpoint inhibitors)

BiSpecifics

CD3 BiSpecifics
(to link Killer T Cell to tumor: Signal 1)

CoStimulatory BiSpecifics
(to provide synergistic Signal 2)

New Classes of BiSpecifics
PiGs, VelociNator™, others

Partnerships
(CAR-Ts; Vaccines)

PD-1 (Libtayo)

REGENERON®
25

ESTABLISH LIBTAYO AS A FOUNDATION IN ONCOLOGY

COMPETE, ENHANCE, and EXTEND treatment benefits in monotherapy and in combination settings

CSCC: Fast to market

First PD-(L)1 approval for advanced CSCC:
- >40% ORR
- From Ph1 trial initiation to FDA approval: ~3.5 years

Expand dermato-oncology

Moving to earlier lines of therapy and to other skin cancers:
- CSCC:
  - Neoadjuvant pilot has 70% ORR with 55% CRs – larger study initiating
  - Adjuvant CSCC trial started
- Advanced BCC: Registrational study reading out 2020

Position in NSCLC

Become competitive in the major anti-PD-1 opportunity, i.e. Lung Cancer:
- Libtayo monotherapy in PD-L1-high 1L NSCLC:
  - Encouraging ORR compared to chemotherapy (see table)
  - Next overall survival interim analysis in 2020
- 2nd Ph3 study in combination with chemotherapy: full enrollment in 2H20

Combine with BiSpecifics etc.

Enhance and Extend responsiveness to anti-PD-1 class:
- Combinations with CD3 and CD28 BiSpecifics as well as other immunomodulatory antibodies
- Novel combinations with vaccines and other modalities

NSCLC		
Monotherapy study preliminary investigator-read response data		
N=361	Libtayo	Chemo
ORR*	42%	22%

*ORR – Objective Response Rate; in NSCLC, regulatory authorities do not consider ORR a validated surrogate endpoint

CSCC – Cutaneous Squamous Cell Carcinoma; BCC – Basal Cell Carcinoma; NSCLC – Non-Small Cell Lung Cancer

REGENERON®

This slide contains investigational products not yet approved by regulatory authorities

26

REGENERON'S VELOCI-BI® APPROACH CAN CREATE, MANUFACTURE, AND DEVELOP HIGH-QUALITY BISPECIFICS OF ANY DESIRED SPECIFICITY



Killer T Cell
Tumor Cell
Tumor Cell
Killer T Cell
Anti-CD3
CD20
BCMA
MUC16
PSMA
Others
Anti-CD28
"Signal 1"
"Signal 2"
T cell activators
T cell costims

VELOCI-BI®

- VelociGene® and VelocImmune® technologies are fundamental
  - Foundation for Dupixent, Praluent, Libtayo, and other Regeneron-discovered medicines
- Next-generation VelocImmune® makes several distinct classes of BiSpecifics, with varying specificity and affinity
- Regeneron BiSpecific approach is unique
  - No linkers or artificial sequences
  - Ease of manufacturing using same process as regular antibodies
  - Similar PK to regular antibodies

REGENERON®

VG – VelociGene®, VI – VelocImmune®
Costim – CD28-engaging, costimulatory molecule

27

REGENERON'S CD3 BISPECIFICS SHOW SIGNIFICANT ANTI-TUMOR ACTIVITY

- REGN1979 links CD20 on tumor cells to CD3 on killer T cells
  - First BiSpecific in our portfolio: required careful approach to safely escalate doses of a potent immunostimulatory agent to provide benefit to patients
- Encouraging data seen with REGN5458 (BCMAxCD3) in early dose cohorts

American Society of Hematology (ASH) – December 2019


REGN1979
Anti-CD3
Anti-CD20

R/R Follicular Lymphoma

- ORR=95%, CR=77%
- N=22, doses 5-320 mg
- mPFS est: 11.4 mo (6.7-NE)

R/R DLBCL (CAR T naïve)

- ORR=71%, CR=71%
- N=7, doses 80-320 mg

R/R DLBCL (post-CAR T)

- ORR=50%, CR=25%
- N=12, doses 80-320 mg


REGN5458
Anti-CD3
Anti-BCMA

R/R Multiple Myeloma

- N=7, doses 3-6 mg
- At 6mg dose (n=4):
  - ORR=3/4 patients (75%)
  - MRD-neg=2/4 patients (50%)

- *Median of 7 lines of prior systemic therapy, including anti-CD38*
- *Patients with primarily medullary and secretory disease*

Dose escalation ongoing

R/R – Relapsed/ Refractory (heavily pre-treated)
MRD – Minimal Residual Disease
DLBCL – Diffuse Large B Cell Lymphoma
This slide contains investigational products not yet approved by regulatory authorities

REGENERON®

28

® 29 ADDING COSTIMULATORY BISPECIFICS TO CD3 BISPECIFICS OR TO ANTI - PD - 1 SHOWS SYNERGY IN PRECLINICAL TUMOR MODELS • Our CD28 costimulatory BiSpecifics activate T cells only when they are bridged to cancer cells and after having received the first “recognition” signal from the CD3 engagement • Unlike CD28 superagonists , CD28 costims did not induce cytokine storm as monotherapy or in combination in our animal models anti - PD - 1 + PSMAxCD28 syngeneic humanized prostate cancer mouse model MUC16xCD3 + MUC16xCD28 xenogeneic ovarian tumor mouse model EGFRvIIIxCD3 xCD3 MUC16xCD28 MUC16xCD3 + MUC16xCD28 MUC16xCD3 0 5 10 15 20 25 0 500 1000 1500 2000 Days Post Implant T u m o r V o l u m e ( m m 3 ) Isotype PSMA x CD28 PD1 PSMA x CD28 + PD1 *** anti - PD - 1 Control anti - PD - 1 + PSMAxCD28 PSMAxCD28 MUC16xCD28 MUC16xCD3 MUC16xCD3 + MUC16xCD28 EGFRvIII xCD3 (control) This slide contains investigational products not yet approved by regulatory authorities • In 2019, first - in - class costim PSMAxCD28 entered clinical development; planning to advance several other CD28 BiSpecific antibodies into the clinic in 2020

BREADTH OF REGENERON'S ONCOLOGY PIPELINE REFLECTS COMBINATORIAL FLEXIBILITY

	VelocImmune® Antibodies	BiSpecifics: CD3 BiSpecifics	BiSpecifics: Costims / New classes BiSpecifics	Partnerships
EARLY DEVELOPMENT	REGN4659 (CTLA-4) NSCLC	REGN5458* (BCMAxCD3) Multiple myeloma	REGN5678 (PSMAxCD28) Prostate cancer	ISA101b + Libtayo (ISA) HNSCC
EARLY DEVELOPMENT	REGN3767 (LAG-3) Solid/hematologic cancers	REGN5459* (BCMAxCD3) Multiple myeloma	REGN5093 (METxMET) MET-altered NSCLC	Voyager-V1 + Libtayo (Vyriad) Solid tumors
EARLY DEVELOPMENT	GITR† Solid tumors	REGN4018* (MUC16xCD3) Ovarian cancer	PiG (Peptide in HLA Groove)† Solid tumors	
POTENTIALLY PIVOTAL		REGN1979 (CD20xCD3) B cell NHL		RP1 + Libtayo (Replimune) CSCC
POTENTIALLY PIVOTAL	Libtayo* NSCLC	Libtayo* BCC	Libtayo* Cervical	Libtayo* Adjuvant CSCC
APPROVED	Libtayo* CSCC			

Additional BiSpecifics and combinations expected to enter the clinic in 2020

REGENERON®

* In collaboration with Sanofi
† Preclinical

This slide contains investigational products not yet approved by regulatory authorities

30

® KEY UPCOMING 2020 MILESTONES KEY DATA READOUTS 31 KEY REGULATORY APPROVALS & SUBMISSIONS Dupixent (IL - 4/IL - 13) Regulatory action for pediatric Atopic Dermatitis (age 6 - 11 years) Evinacumab (ANGPTL3) Regulatory submission for Homozygous Familial Hypercholesterolemia ( HoFH ) REGN - EB3 (Ebola) Complete rolling BLA submission for Ebola; regulatory action Garetosmab (Activin - A) Regulatory submission for Fibrodysplasia Ossificans Progressiva (FOP) Libtayo (PD - 1) Ph3 OS interim analysis in 1L NSCLC Ph2 pivotal study in advanced Basal Cell Carcinoma Dupixent (IL - 4/IL - 13) Ph3 study in pediatric Asthma (ages 6 - 11 years) Ph2 portion of the Ph2/3 study in Eosinophilic Esophagitis ( EoE ) Ph2 study in Peanut Allergy (with Aimmune ) Fasinumab (NGF) Ph3 long - term safety and efficacy studies Pozelimab (C5) Interim results from Ph2 study in Paroxysmal Nocturnal Hemoglobinuria (PNH) REGN1979 (CD20xCD3) and REGN5458 (BCMAxCD3) Updated results from first - in - human studies This slide contains investigational products not yet approved by regulatory authorities

® 32 A DECADE OF INNOVATION, VALUE CREATION, AND TRANSFORMATION 2010 2020 * Includes products marketed by Regeneron and/or its collaborators, based on trailing 12 months ended Sep 30, 2019 † TSR from Jan 1, 2010 through Dec 31, 2019 >1450% Total Shareholder Return † Nasdaq Biotech Index +370% S&P 500 +256% 7 approved medicines* 18 novel candidates in clinical development ~$10Bn in net product sales of all Regeneron - invented products* ~8,000 employees Ideas realized…Even bigger ones coming 1 approved medicine 7 novel candidates in clinical development $18MM in net product sales ~1,000 employees Big ideas… © Copyright 2020 Regeneron Pharmaceuticals, Inc. All rights reserved.

® 33 APPENDIX

® RECONCILIATION OF GAAP NET INCOME TO NON - GAAP NET INCOME 34 REGENERON PHARMACEUTICALS, INC. RECONCILIATION OF GAAP NET INCOME TO NON - GAAP NET INCOME (Unaudited) (In millions, except per share data) * See slide 2 for additional important information regarding non - GAAP financial measures included in this presentation